                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) . . . . . . .September 20, 1996


                            RALLY'S HAMBURGERS, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                       0-17980                         62-1210077
- ----------------       ----------------------               ----------------
(State or other       (Commission File Number)              (I.R.S. Employer
 jurisdiction of                                              Identification
 incorporation)                                               Number)



                        10002 Shelbyville Road, Suite 150
                           Louisville, Kentucky 40223
          -------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code . . . . .  . . (502) 245-8900



                                 Not applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.           Other Events

         In April 1996, the NASDAQ Stock Market, Inc. informed Rally's Hamburgers, Inc., a Delaware Corporation (the "Company"), that it was reviewing the eligibility of the Company for continued quotation of its stock on the NASDAQ National Market System ("NNS"). Rule 4450 (a)(3) of the National Association of Securities Dealers, Inc., provides that an issuer of a NNS security must have net tangible assets (total assets minus liabilities and goodwill) of at least $4 million if the issuer has sustained losses from continuing operations and/or net losses in three of its four most recent fiscal years (the "Net Tangible Asset Test"). As of the end of the 1995 fiscal year, the Company had net tangible assets in the net negative amount of $4,598,000, and had incurred net losses in its last three fiscal years.

         On June 13, 1996, a NASDAQ Qualifications Hearing Panel (the "Panel") granted the Company a temporary waiver of the Net Asset Test through September 30, 1996. The Panel required that the Company make a public filing with the Securities and Exchange Commission on or before September 30, 1996, which filing must contain a pro forma balance sheet with a historical basis not older than 45 days and a corresponding statement of operations, and must further evidence compliance with the Net Tangible Asset Test. This report is filed in compliance with such requirement of the Panel.

         Attached hereto as Exhibit 99.1 is a pro forma balance sheet as of August 25, 1996, and a pro forma statement of operations for the eight periods ended August 25, 1996.

Item 7.           Financial Statements and Exhibits

         The following exhibit is filed as a part of this report.

         Exhibit           Description

         99.1 Pro forma balance sheet as of August 25, 1996, and pro forma statement of operations for the eight periods ended August 25, 1996



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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 30, 1996            RALLY'S HAMBURGERS, INC.,
                                       a Delaware corporation

                                       by: /s/ Michael E. Foss
                                          ------------------------------------
                                          Michael E. Foss
                                          Senior Vice President and Chief
                                          Financial Officer
                                          (Principal Financial and Accounting
                                           Officer)